CSFB 05-1

Group 3

Pay rules

1.

Pay, pro-rata, the NAS priority amount to the 3N1-3N3

2.

Pay, pro-rata, to the 3S1-3S5 until retired.

3.

Pay pro-rata to the 3N1-3N3 until retired.

4.

Concurrently:

a.

50% as follows:

i.

Pay to the 3V1 and the 3Z1, in that order, until retired.

b.

50%  as follows:

i.

Pay to the 3L1 until retired.

3Z1 Accretion Waterfall

1.

Pay to the 3V1 until retired.

2.

Pay to the 3Z1 until retired.

Notes

Pxing Speed = 275 PSA

NAS bonds = 3N1 – 3N3 standard 60 mo lockout. (apply shift to both sched and prepays)

Nas Priority =  min(((Total 3N1-3N3 balance)+ 1,522,900)/Balance of Parent Node, 0.99)

Settlement = 1/31/05